EXECUTION VERSION

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, GCIC Funding LLC, as the borrower (the “Borrower”) and Wells Fargo Bank, N.A., as the administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Supplement is being executed and delivered under Section 11.04 of the Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among GCIC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital Investment Corporation, as the transferor (in such capacity, the “Transferor”), GC Advisors LLC, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender designated as an Institutional Lender party to the Loan and Servicing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower, the Lender Agent, the Administrative Agent and the Collateral Agent, the Administrative Agent will transmit to the Proposed Lender, the Borrower, the Collateral Agent and the Lender Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender designated as an Institutional Lender party to the Loan and Servicing Agreement for all purposes thereof.

(b)Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c)By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lender(s) as follows: (i) none of the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Servicing Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Variable Funding Notes issued under the Loan and Servicing Agreement, or the Collateral Portfolio or the financial condition of the Transferor, the Servicer or the Borrower, or the performance or observance by the Transferor, the Servicer or the Borrower of any of their respective obligations under the Loan and Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Lender Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Servicing Agreement; (iv) the Proposed Lender appoints and authorizes the Lender Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Lender Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Loan and Servicing Agreement; (v) the Proposed Lender appoints and authorizes the Administrative Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Administrative Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Servicing Agreement; and (vi) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lender(s)) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Servicing Agreement are required to be performed by it as a Lender designated as an Institutional Lender.

(d)Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

(e)The effectiveness of this Joinder is subject to receipt by the Administrative Agent and the Proposed Lender of:

(i)executed counterparts (or other evidence of execution, including facsimile or other electronic signatures, satisfactory to the Administrative Agent) of this Joinder and the fee letters related thereto;

(ii)the legal opinions of Dechert LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request;
(iii)a good standing certificate of the Borrower from its jurisdiction of formation and a certified copy of the resolutions of the Borrower approving this Joinder and the transactions contemplated hereby; and

(iv)	the fees specified in the fee letters.

(f)This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT

Re: Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015, among GCIC Funding LLC, as Borrower, the other parties thereto and Wells Fargo Bank, N.A., as Administrative Agent.

Item 1: Date of Joinder Supplement:                November 2, 2018

Item 2: Proposed Lender:                        Wells Fargo Bank, N.A.

Item 3: Type of Lender:
Conduit Lender
X Institutional Lender

Item 4: Commitment:                        $50,000,000

Commitment Termination Date:                 Not Applicable
Item 5: Name of Lender Agent (if a Conduit Lender):      Not Applicable
Item 6: Signatures of Parties to Agreement:

WELLS FARGO BANK, N.A.,
as Proposed Lender
By: /s/ Steve Sebo
Name: Steve Sebo
Title: Vice President

GCIC FUNDING LLC, as Borrower

By: Golub Capital Investment Corporation,
its designated manager
By: /s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer

WELLS FARGO BANK, N.A., as
Administrative Agent
By: /s/ Matt Jensen
Name: Matt Jensen
Title: Director

SCHEDULE II TO
JOINDER SUPPLEMENT

ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

Address for Notices: Wells Fargo Bank, National Association
Duke Energy Center 550 South Tryon Street 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202 Attention: Corporate Debt Finance Telephone: (704) 715-0089
Confirmation: (704) 410-2450 Email: scp.mmloans@wellsfargo.com

SCHEDULE III TO
JOINDER SUPPLEMENT

JOINDER EFFECTIVE NOTICE

To:	GCIC Funding LLC
Golub Capital Investment Corporation 150 South Wacker Drive, Suite 800
Chicago, Illinois 60606 Attention: David Golub Facsimile: 312-201-9167

Wells Fargo Bank, N. A. Corporate Trust Services Division 9062 Old Annapolis Rd.
Columbia, Maryland 21045
Attn: CDO Trust Services- GCIC Funding LLC Fax: (443) 367-3986
Phone: (410) 884-2000

Wells Fargo Bank, N.A., as Lender Duke Energy Center
550 South Tryon Street, 5th Floor MAC D1086-051
Charlotte, NC 28202
Attention: Corporate Debt Finance Facsimile: (704) 715-0089
Confirmation: (704) 410-2450

The undersigned, as Administrative Agent under the Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among GCIC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital Investment Corporation, as the transferor (in such capacity, the “Transferor”), GC Advisors LLC, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for Wells Fargo Bank, N.A. will be November 2, 2018 and such Proposed Lender will be a Lender designated as an Institutional Lender with a Commitment of $475,000,000, which amount includes the Proposed Lender’s initial Commitment of $425,000,000 and its new Commitment of $50,000,000.

Very truly yours,
WELLS FARGO BANK, N.A., as
Administrative Agent
By: /s/ Matt Jensen
Name: Matt Jensen
Title: Director